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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-11596                  58-1954497
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

   1940 N.W. 67th Place, Suite A, Gainesville, Florida             32653
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

            On May 4, 2005, the compensation committee recommended and the board of directors of the Company approved the adoption of the executive compensation plans for the fiscal year ended December 31, 2005. The following outlines the guidelines of the plans:

              o Annualized base salaries for the Company's executive officers were increased effective as of March 1, 2005, and are as follows:

                                                           Base annual
                       Executive Officer                     salary
                    -----------------------             ----------------
                    Dr. Louis F. Centofanti             $        225,000
                    Richard T. Kelecy                            182,000
                    Larry McNamara                               185,000
                    Timothy P. Keegan                            180,000

              o Establishment of a quarterly and annual bonus compensation plan (the "Bonus Plan") for each of the above listed executive officers of the Company. Each executive officer has a separate Bonus Plan, with eligible quarterly payments to that executive officer, if they meet the required criteria for a quarterly bonus payment, which shall be payable the subsequent month and an annual bonus payment to that executive officer, if they meet the required criteria for annual bonus payments, which shall be payable the subsequent month following the close of the Company's books for the year in question. Annual or quarterly bonus payments under a Bonus Plan is payable only if the Company meets a minimum threshold of 85% of its budgeted EBITDA for the quarter and year end. If the EBITDA criteria is met, the executive officer is eligible to receive quarterly and annual payments based on achieving certain targets set forth in the executive officer's particular Bonus Plan during the quarter in question and the year in question. The amount of the quarterly and annual payments will vary depending on the target met and the percentage of meeting such target. The following schedule sets forth the maximum amount payable under the Bonus Plan for each executive officer:

                                              Maximum Amount of Performance
                                           Incentive Compensation Payable During
                    Executive Officer         a Year Under the Bonus Plan (1)
                 -----------------------   -------------------------------------
                 Dr. Louis F. Centofanti                $ 112,500
                 Richard T. Kelecy                         50,000
                 Larry McNamara                            50,000
                 Timothy P. Keegan                         50,000

                 (1) Total eligible quarterly bonus payments under the Bonus
                     Plan during a year are not to exceed 40% of the maximum amount set forth above, and the maximum payment for meeting the annual criteria are not to exceed 60% of the maximum amount set forth above.

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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

            On May 9, 2005, at 12:00 p.m. EST, Perma-Fix Environmental Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated May 3, 2005, announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

            On May 9, 2005, the Company issued a press release to report its financial results for the quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

       (c)    Exhibits

              Exhibit Number      Description
              --------------      -------------------------------
                   99.1           Press release dated May 3, 2005
                   99.2           Press release dated May 9, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERMA-FIX ENVIRONMENTAL
                                            SERVICES, INC.


                                            By: /s/ Richard T. Kelecy
                                                --------------------------------
                                                  Richard T. Kelecy
Dated: May 9, 2005                                Chief Financial Officer